Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

LETTER OF TRANSMITTAL

GLOBAL CROSSING (UK) FINANCE PLC

EXCHANGE OFFER FOR ALL OUTSTANDING UNREGISTERED

11.75% SENIOR SECURED NOTES DUE 2014 ISSUED ON DECEMBER 28, 2006

(THE “UNREGISTERED NOTES”)

PURSUANT TO A PROSPECTUS DATED •, 2007

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON • 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M. LONDON TIME ON THE EXPIRATION DATE.

Delivery To:

The Bank of New York

By registered or certified mail, hand or overnight delivery:

The Bank of New York

One Canada Square

London

E14 5AL

Attention: Corporate Trust

By facsimile:

(eligible institutions only)

+44 20 7964 6399

For information or

confirmation by telephone:

+44 20 7964 6399

or

BNY Financial Services Public Limited Company

By registered or certified mail, hand or overnight delivery:

BNY Financial Services Public Limited Company

70 Sir John Rogerson’s Quay

Dublin 2

Attention: Corporate Trust Administration

Fax: +44 20 7964 6399

For questions regarding this Letter of Transmittal or for other information, you may contact the exchange agent or the Irish exchange agent (each of which, the “Exchange Agent”).

Holders of Certificated Unregistered Notes should complete and return this Letter to either Exchange Agent.

Delivery of this instrument to an address other than as set forth above, or transmission of this letter of transmittal via facsimile other than as set forth above, will not constitute a valid delivery of this letter of transmittal.

List below the Certificated Unregistered Notes to which this Letter relates and check the appropriate box. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF UNREGISTERED NOTES
	1	2	3	4
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)	Interest Rate of Unregistered Note	Aggregate Principal Amount at Maturity of Unregistered Note(s)	Principal Amount at Maturity Tendered *

	Total

*  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Unregistered Notes represented by the Unregistered Notes indicated in Column 3. See Instruction 2. Any Unregistered Notes tendered hereby must be in minimum denominations of £50,000 principal amount at maturity and £1,000 integral multiples thereof. See Instruction 1.

The undersigned acknowledges that he or she has received and reviewed a prospectus dated •, 2007 (the “Prospectus”) of Global Crossing (UK) Finance Plc, a company organized under the laws of England and Wales (the “Company”), and this letter of transmittal (the “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange the Company’s Unregistered Notes for its new issue of up to £52,000,000 aggregate principal amount of the Company’s registered 11.75% Senior Secured Notes due 2014 (the “Exchange Notes”) from the holders thereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date and time to which the Exchange Offer is extended. The Company shall notify each registered holder of the Unregistered Notes of any extension by written notice or by means of a press release or other public announcement on or prior to 9:00 a.m., London time, on the next business day after the previously scheduled expiration date.

This Letter is to be completed by a holder of Unregistered Notes and returned to either Exchange Agent (as defined below) if certificates for such Unregistered Notes are to be forwarded herewith. Tenders by book-entry transfer to the book-entry transfer facility must be made by delivering an agent’s message (as defined below) in lieu of this Letter if tendering book-entry interests, in which case an electronic corporate action instruction must be sent to Euroclear and/or Clearstream, as applicable, in accordance with their respective procedures in order not to tender the Unregistered Notes. Please note, delivery of this Letter and any other related documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. The term “agent’s message” means a message, transmitted by the book-entry transfer facility (through the appropriate program for Euroclear and/or Clearstream) to and received by the Exchange Agent and forming a part of a book-entry confirmation (as defined below), which states that the book-entry transfer facility has received an acknowledgement or deemed acknowledgment from the tendering participant, which acknowledgement or deemed acknowledge states that such participant has received and, pursuant to applicable procedures of such clearing system, agrees to be bound by, and makes or is deemed to make each of the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. By crediting book-entry interests in Unregistered Notes to the appropriate Exchange Agent’s account at Euroclear and/or Clearstream, as applicable, in accordance with their procedures for tendering outstanding notes pursuant to a registered exchange offer, and by complying with applicable procedures with respect to the Exchange Offer, including transmitting to the appropriate Exchange Agent an agent’s message in which the holder of the Unregistered Notes acknowledges or is deemed to acknowledge and agrees or is deemed to agree to be bound by the terms of, and makes or is deemed to make the representations and warranties contained in, this Letter, each of the participants in the book-entry transfer facility confirms on behalf of itself and the beneficial owner(s) of such Unregistered Notes all provisions of this Letter (including any representations and warranties) applicable to it and each such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

Holders whose Unregistered Notes are not immediately available or for whom time will not permit Unregistered Notes or other required documents to reach either Exchange Agent before the expiration date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” See Instruction 1. Please note delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW

☐	CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _____________________________________________________________________

Window Ticket Number (if any) ______________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery _______________________________________________________

Name of Institution which guaranteed delivery ___________________________________________________________

☐	CHECK HERE IF TENDERED CERTIFICATED UNREGISTERED NOTES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

Name _________________________________________________________________________________________

Address _______________________________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Unregistered Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Unregistered Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby further represents that:

•	The undersigned is the purchaser of, or transferee or assignee of, the Issuer’s unregistered 11.75% sterling-denominated Senior Secured Notes due 2014 that were issued on December 28, 2006;

•

the Exchange Notes to be acquired in exchange for Unregistered Notes are being acquired by the undersigned in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned;

•	that neither the holder of such Unregistered Notes nor any such other person is engaged in, or intends to engage in, a distribution of the Exchange Notes;

•

that neither the holder of such Unregistered Notes nor any such other person has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act of 1933, as amended (the “Securities Act”)) of such Exchange Notes;

•	the holder of such Unregistered Notes or any such other person satisfies specific requirement of relevant country’s or state’s securities regulations;

•

neither the holder of such Unregistered Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company or of Global Crossing (UK) Telecommunications Limited, Fibernet Group Limited, Fibernet UK Limited or Fibernet Limited (the “Guarantors”) or if such person is an affiliate, such person cannot rely on the applicable interpretations of the staff of the SEC and will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

•

if the holder of such Unregistered Notes or any such other person is a broker-dealer or is participating in the exchange offer for the purposes of distributing the Exchange Notes, such person will comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes acquired by you and cannot rely on the position of the staff of the SEC set forth in no-action letters issued to third parties;

•

if the holder of such Unregistered Notes or any such other person is a broker-dealer, such person cannot rely on the applicable interpretations of the staff of the SEC and understand that a secondary resale transaction described in clause above and any resales of Exchange Notes obtained by such person in exchange for Unregistered Notes acquired by such person directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 and Item 508, as applicable, of Regulation S-K under the Securities Act; and

•	the undersigned is not otherwise acting on behalf of any person or entity who can not truthfully make these representations.

The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties unrelated to the Company and the Guarantors, that the Exchange Notes issued in exchange for the Unregistered Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company or a Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Unregistered Notes, it represents that the Unregistered Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfil his prospectus delivery requirements with respect to the Exchange Notes (other than a resale of an unsold allotment from the original sale of the Unregistered Notes) with the Prospectus which constitutes part of this Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Procedures for Tendering—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated above maintained at the book-entry transfer facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Unregistered Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF UNREGISTERED NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE UNREGISTERED NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on the Letter below, or if Unregistered Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue: Exchange Notes and/or Unregistered

Notes to:

Name(s) * (Please Type or Print)

_______________________________________________

_______________________________________________

Address ________________________________________

_______________________________________________

________________________________ (Zip or Postal Code)

Credit unexchanged Unregistered Notes delivered by book-entry transfer to the book-entry transfer facility account set forth below.

__________________________

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled “Description of Unregistered Notes” on this Letter above.

Issue: Exchange Notes and/or Unregistered

Notes to:

Name(s) (Please Type or Print)

_______________________________________________

_______________________________________________

Address ________________________________________

_______________________________________________

________________________________  (Zip or Postal Code)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X _________________________	____________________________

_________________________	____________________________,

_________________________	2007

X _________________________	____________________________

_________________________	____________________________,

_________________________	2007
Signature(s) of Holder	date

Area Code and Telephone Number ____________________________________________________________________

This Letter must be signed by the registered holder(s) as the name (s) appear(s) on the certificate(s) for the Unregistered Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ___________________________________________________________________________________________

                ___________________________________________________________________________ (Please Type or Print)

Capacity: ___________________________________________________________________________________________

Address: ___________________________________________________________________________________________

                _____________________________________________________________________ (including Zip or Postal Code)

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution: ___________________________________________(Authorized Signature)

                                 ________________________________________________________________________________ (Title)

                                 ________________________________________________________________________ (Name and Firm)

Dated: ______________________________________________________________________________________________

INSTRUCTIONS

GLOBAL CROSSING (UK) FINANCE PLC

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.	Delivery of this Letter and Notes; Guaranteed Delivery Procedures

This Letter is to be completed by holders of certificated Unregistered Note if certificates are to be forwarded herewith. Tenders by book-entry transfer must be made by delivering an agent’s message in lieu of this Letter. The term “agent’s message” means a message, transmitted by the book-entry transfer facility (through the appropriate program for Euroclear and/or Clearstream) to and received by either Exchange Agent and forming a part of a book-entry confirmation, which states that the book-entry transfer facility has received an acknowledgement or deemed acknowledgment from the tendering participant, which acknowledgement or deemed acknowledgment states that such participant has received and, pursuant to applicable procedure of such clearing system, agrees to be bound by, and makes or is deemed to make the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. Certificates for all physically tendered Unregistered Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or agent’s message in lieu thereof) and any other documents required by this Letter, must be received by either Exchange Agent at the relevant address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Any Unregistered Notes tendered must be in minimum denominations of £50,000 principal amount at maturity and £1,000 integral multiples thereof.

Holders whose Unregistered Notes are not immediately available or for whom time will not permit Unregistered Notes or other required documents to reach either Exchange Agent before the expiration date may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an eligible institution as defined below, (ii) prior to the Expiration Date, the appropriate Exchange Agent must receive from such eligible institution a properly completed and duly executed notice of guaranteed delivery, in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Unregistered Notes and the amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York business days after signing the notice of guaranteed delivery, this Letter and certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a book-entry confirmation and any other documents required by this Letter will be deposited by the eligible institution with the appropriate Exchange Agent pursuant to the delivery procedures set forth in this Letter and (iii) this Letter properly completed and duly executed with any required signature guarantees and certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter are received by the appropriate Exchange Agent within three New York business days after the date of execution of the notice of guaranteed delivery.

The method of delivery of this Letter, the Unregistered Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the appropriate Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., London time, on the Expiration Date. See the Prospectus under “The Exchange Offer.”

2.	Partial Tenders (not applicable to holders who tender by book-entry transfer)

If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled “Description of Unregistered Notes—Principal Amount Tendered.” A reissued certificate representing the balance of non-tendered Unregistered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Powers of Attorney and Endorsements; Guarantee of Signatures

If this Letter is signed by the holder of the Unregistered Notes tendered hereby or a participant in a book-entry transfer facility whose name appears on a security position maintained by a book-entry transfer facility, the signature must correspond exactly with the name as written on the face of the certificates or on the book-entry transfer facility’s security position listing as the holder of such Unregistered Notes without any change whatsoever.

If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

If any tendered Unregistered Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If Unregistered Notes are registered in the name of a person other than a signer of this Letter, the Unregistered Notes surrendered for exchange must be endorsed by the holder, or be accompanied by a written instrument or instruments of transfer, or exchange, in satisfactory form as determined by the Company in its sole discretion, signed by the registered holder with the signature thereon guaranteed by an eligible institution.

When this Letter is signed by the registered holder or holders of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Exchange Notes are to be issued, or any untendered Unregistered Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) or powers of attorney must be guaranteed by an eligible institution.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or powers of attorney must be guaranteed by an eligible institution.

If this Letter or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

Signatures on powers of attorney required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an “eligible institution”) or any other eligible institution within the meaning of Rule 17Ad-15 of the U.S. Exchange Act.

Signatures on this Letter need not be guaranteed by an eligible institution, provided the Unregistered Notes are tendered: (i) by a registered holder of Unregistered Notes who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter or (ii) for the account of an eligible institution.

4.	Special Issuance and Delivery Instruction

Tendering holders of Unregistered Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, or the book-entry transfer facility account to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Unregistered Notes not exchanged are to be issued, if different from the name or address of the person signing this Letter or the name appearing on a security position maintained by a book-entry transfer facility. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name or address of the person signing this Letter or credited to the book-entry transfer facility account of the person signing this letter.

5.	Transfer Taxes

The Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, a holder requests that the Company register Exchange Notes in the name of, or request that Unregistered Notes not be tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Validity of Tenders

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Unregistered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Unregistered Notes not properly tendered or any Unregistered Notes the Company’s acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Unregistered Notes either before or after the Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Unregistered Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Unregistered Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Unregistered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Unregistered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, or in the case of Unregistered Notes delivered by book-entry transfer within Euroclear or Clearstream, as applicable, will be credited to the account maintained within Euroclear or Clearstream, as applicable, by the participant in Euroclear or Clearstream, as applicable, which delivered such Unregistered Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

7.	Waiver of Conditions

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.	No Conditional Tenders

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Unregistered Notes, by execution of this Letter or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Unregistered Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Unregistered Notes

Any holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact either Exchange Agent at the relevant address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to either Exchange Agent, at the relevant address and telephone number indicated above.

11.	Acceptance of Tendered Outstanding Notes and Issuance of Exchange Notes; Return of Unregistered Notes

Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Unregistered Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Unregistered Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Unregistered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Unregistered Notes will be returned by the Exchange Agent to the tendering holders, as promptly as practicable following the Expiration Date to the undersigned at the address shown in the box entitled “Description of Outstanding Notes” or at a different address as may be indicated in the box entitled “Special Delivery Instructions.”

12.	Withdrawal

Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer.”